SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                         event reported) March 18, 1999



                          Niagara Mohawk Holdings, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


        New York                                                  16-1549726
   --------------           ------------------------         -------------------
     (State of              (Commission File Number)            (IRS Employer
   incorporation)                                            Identification No.)



300 Erie Boulevard West, Syracuse, New York                         13202
-------------------------------------------                         -----
  (Address of principal executive offices)                        (Zip Code)


                                (315) 474-1511
                     -------------------------------
                    (Registrant's telephone number,
                          including area code)

                                      [N/A]
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events
         ------------

On March 18, 1999, Niagara Mohawk Power Corporation ("Niagara Mohawk") was reorganized into a holding company structure pursuant to an Agreement and Plan of Exchange ("Plan of Exchange") between Niagara Mohawk and Niagara Mohawk Holdings, Inc. (the "Company"). The Plan of Exchange was approved on June 29, 1998, by more than two-thirds of the outstanding Niagara Mohawk Common Stock entitled to vote. As part of the reorganization, all of the outstanding shares of Niagara Mohawk Common Stock, $1.00 par value per share, were exchanged on a share-for-share basis for shares of Common Stock, par value $.01 per share, of the Company, and Niagara Mohawk became a subsidiary of the Company. The Board of Directors of Niagara Mohawk, prior to the exchange, has become the Board of Directors of the Company. The preferred stock and debt of Niagara Mohawk were not exchanged and remain securities of Niagara Mohawk.

The Common Stock of Niagara Mohawk was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and listed on the New York Stock Exchange. Niagara Mohawk is delisting its Common Stock from the New York Stock Exchange, and the registration of the Common Stock under the Exchange Act will be terminated.

Pursuant to Rule 12g-3(a) under the Exchange Act, the Company's Common Stock is deemed to be registered under Section 12(b) of the Exchange Act. The Company's Common Stock was approved for listing on the New York Stock Exchange.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

See Exhibit Index.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NIAGARA MOHAWK HOLDINGS, INC.
                                                     (Registrant)





                                          By:     /s/Steven W. Tasker
                                                 -----------------------
                                                 Steven W. Tasker
                                                 Chief Financial Officer


Date:  March 18, 1999

EXHIBIT INDEX

Following is the index of Exhibits furnished in accordance with the provisions of 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit 2-1 is incorporated herein by reference from the previous filing with the Securities and Exchange Commission indicated:


Exhibit No.                    Filed In                    As Exhibit No.
-----------                    --------                    --------------

2-1              Agreement and Plan of Exchange between           2(a)
                 Niagara Mohawk Power Corporation and
                 Niagara Mohawk Holdings, Inc. -
                 Registration No. 333-49769



Exhibit 99-1 Restated Certificate of Incorporation of Niagara Mohawk Holdings, Inc. -Under Section 807 of the Business Corporation Law of New York - filed February 18, 1999 in the office of the New York Secretary of State

Exhibit 99-2     By-laws of Niagara Mohawk Holdings, Inc.